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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                   DATED MAY 1, 2003, AS AMENDED MAY 5, 2003




NEW INVESTMENT PORTFOLIO

Effective August 4, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."


                         SUPPLEMENT DATED AUGUST 4, 2003











VisionSupp. Aug4 2003